185476

                                                   SUB-ITEM 77C


The  shareholders  of MFS Capital  Appreciation  Portfolio,  a series of MFS
 Variable  Insurance  Trust II, held a
special meeting of shareholders on November 23, 2009. Shareholders represented in person or by proxy voted as follows:

Item 1. Approval of the Plan of Reorganization providing for the transfer of all of the assets of MFS
              Capital Appreciation Portfolio to MFS Massachusetts Investors Growth Stock Portfolio, each a series of MFS Variable Insurance Trust II, in exchange solely for shares of beneficial interest in MFS
              Massachusetts Investors Growth Stock Portfolio and the assumption by MFS Massachusetts Investors
              Growth Stock Portfolio of the liabilities of MFS Capital Appreciation Portfolio, the distribution of MFS Massachusetts Investors Growth Stock Portfolio shares to the shareholders of MFS Capital
              Appreciation Portfolio in liquidation of MFS Capital Appreciation Portfolio, and the termination of
              MFS Capital Appreciation Portfolio.


              ---------------------------------------------------------------
------------------------
                                         Number of Dollars        % of
Outstanding    % of Dollars
                                                                      Dollars
          Present
              ----------------------------------------------------------------
------------------------
              ---------------------------------------------------------------
-------------------------
              Affirmative                       240,195,782.4906
  84.719%          84.724%
              --------------------------------------------------------------
--------------------------
              --------------------------------------------------------------
--------------------------
              Against                            11,872,969.9204
  4.188%           4.188%
              ----------------------------------------------------------------
------------------------
              ---------------------------------------------------------------
-------------------------
              Abstain                            31,434,582.3470
 11.087%          11.088%
              ---------------------------------------------------------------
-------------------------
              ----------------------------------------------------------------
------------------------
              Broker Non-Vote                              .0000
 .000%            .000%
              ----------------------------------------------------------------
------------------------
              ------------------------------------------------------------
----------------------------
              TOTAL                             283,503,334.7580
 99.994%          100.00%
              --------------------------------------------------------------
--------------------------












The  shareholders  of MFS Mid Cap Value  Portfolio,  a series of MFS  Variable
  Insurance  Trust II, held a special
meeting of shareholders on November 23, 2009. Shareholders represented in person or by proxy voted as follows:

Item 1. Approval of the Plan of Reorganization providing for the transfer of all of the assets of MFS Mid
              Cap Value Portfolio to MFS Value Portfolio, each a series of MFS Variable Insurance Trust II, in exchange solely for shares of beneficial interest in MFS Value Portfolio and the assumption by MFS
              Value Portfolio of the liabilities of MFS Mid Cap Value Portfolio, the distribution of MFS Value
              Portfolio shares to the shareholders of MFS Mid Cap Value Portfolio in liquidation of MFS Mid Cap
              Value Portfolio, and the termination of MFS Mid Cap Value
Portfolio.


              ----------------------------------------------------------------
------------------------
                                         Number of Dollars        % of
Outstanding    % of Dollars
              --------------------------------------------------------------
--------------------------
              -------------------------------------------------------------
---------------------------
              Affirmative                         9,854,643.8084
  79.234%          80.209%
              -------------------------------------------------------------
---------------------------
              --------------------------------------------------------------
--------------------------
              Against                               556,826.8572
4.477%           4.532%
              --------------------------------------------------------------
-------------------------
              --------------------------------------------------------------
--------------------------
              Abstain                             1,874,787.6167
  15.074%          15.259%
              ---------------------------------------------------------------
-------------------------
              ---------------------------------------------------------------
-------------------------
              Broker Non-Vote                              .0000
  .000%            .000%
              ---------------------------------------------------------------
-------------------------
              ---------------------------------------------------------------
-------------------------
              TOTAL                              12,286,258.2823
  98.785%          100.00%
              ---------------------------------------------------------------
-------------------------

                                                   SUB-ITEM 77D


Effective February 8, 2010, MFS Global Total Return Portfolio (the Fund), a series of MFS Variable Insurance
Trust II, was redesignated as MFS Global Tactical Allocation Portfolio, and the Funds Principal Investment
Strategies  and  Principal  Risks were revised as described in the  supplement dated  December 9, 2009,  to the
Funds then current prospectus, as filed with the Securities and Exchange Commission via EDGAR on December 9,
2009, under Rule 497 under the Securities Act of 1933. Such descriptions are incorporated herein by reference.

                                                   SUB-ITEM 77M

MFS Massachusetts Investors Growth Stock Portfolio Fund, a series of MFS Variable Insurance Trust II (the
Trust),  acquired  all of the  assets  of  MFS  Capital  Appreciation
Portfolio, a series of the Trust. The circumstances and details of this transaction are described in the Trusts Registration Statement on Form N-14 on behalf of MFS Capital Appreciation Portfolio (File No. 333-161866), as filed with the Securities and Exchange
Commission  via EDGAR on September 11, 2009,  under Rule 488 under the
 Securities Act of 1933. Such descriptions are incorporated herein by reference.

MFS Value Portfolio Fund, a series of the Trust, acquired all of the assets of MFS Mid Cap Value Portfolio, a series of the Trust. The circumstances and details of this transaction are described in the Trusts Registration
Statement  on Form  N-14 on  behalf  of MFS Mid Cap  Value  Portfolio
(File No. 333-161867), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under
 Rule 488 under the  Securities Act of
1933.  Such descriptions are incorporated herein by reference.

MFS Capital  Appreciation  Portfolio and MFS Mid Cap Value  Portfolio have each ceased to be an investment company as defined in the Investment Company Act of 1940.

                                                 SUB-ITEM 77Q1(g)

A copy of the agreement and other  documents  relevant to the  information sought in Sub-Item 77M are contained in
the  Trusts  Registration  Statement  on Form N-14 on  behalf  of MFS  Capital
  Appreciation  Portfolio  (File No.
333-161866), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein by reference.

A copy of the agreement and other documents relevant to the information sought in Sub-Item 77M are contained in the Trusts Registration Statement on Form N-14 on behalf of MFS Mid Cap Value Portfolio (File No. 333-161867), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under Rule 488 under the
Securities Act of 1933.  Such documents are incorporated herein by reference.



                                             MFS/SUN LIFE SERIES TRUST
                                                   on behalf of:

                                           MFS Strategic Value Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated May 1, 2001, as amended (the Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth  of  Massachusetts  (the  Trust),  the  undersigned  Trustees of the Trust,  being a majority of the
Trustees of the Trust, do hereby certify that MFS Strategic Value Portfolios, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 7th day of August, 2009.


J. KERMIT BIRCHFIELD                                   MARCIA A. KEAN
J. Kermit Birchfield                             Marcia A. Kean
c/o MFS Investment Management                     c/o MFS Investment Management
addressStreet500 Boylston Street              addressStreet500 Boylston Street
placeCityBoston StateMA  PostalCode02116
 CityplaceBoston StateMA  PostalCode02116







                                          MFS VARIABLE INSURANCE TRUST II
                                                   on behalf of:

                                        MFS Capital Appreciation Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth of Massachusetts (the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby certify that MFS Capital Appreciation Portfolio, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 29th day of December, 2009.











                                          MFS VARIABLE INSURANCE TRUST II
                                                   on behalf of:

                                            MFS Mid Cap Value Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the  Declaration),  of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth of Massachusetts (the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby certify that MFS Mid Cap Value Portfolio, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 29th day of December, 2009.








                                          MFS VARIABLE INSURANCE TRUST II

                                            CERTIFICATION OF AMENDMENT
                                            TO THE DECLARATION OF TRUST

                                                   REDESIGNATION
                                                     OF SERIES



         Pursuant to Section 6.9 of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth of Massachusetts (the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

1. The series designated as MFS Global Total Return Portfolio shall be r edesignated as MFS Global Tactical
                  Allocation Portfolio.



         Pursuant to Section 6.11 of the Declaration, this instrument shall be effective upon the execution by a majority of the Trustees of the Trust.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under  seal  in  The  Commonwealth  of
Massachusetts, as of this 8th day of February, 2010.



J. KERMIT BIRCHFIELD                                        MARCIA A. KEAN
J. Kermit Birchfield                                       Marcia A. Kean
33 Way Road                                                 103 Waban Avenue
Gloucester, MA  01930                                  Newton MA  02468